FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549


                                 CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934






                       MEDISCIENCE TECHNOLOGY CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED ON CHARTER)



  NEW JERSEY                            0-7405                    22-1937826
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(State of Incorporation)          (Commission File No.)        (IRS Employer
                                                            Identification No.)




       1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey 08003
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       Registrant's telephone number. Including area code    (856) 428 7952
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                (Former Address, if changed, since last report)


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Item 5. Other  Materially  Important  Events  This  disclosure  is  intended  to satisfy: SEC Section 6, Regulation FD, Section 6.01 Regulation FD Disclosure and
Section 7 and 7.0 Other events.

On March 13,2003, On unanimous Board of Directors approval Registrant appointed Michael W. Engelhart to the Mediscience Board of Directors effective immediately. "Exhibit A" Mr. Engelhart is President/CEO of THMGROUP LLC, Ramsey NJ as exclusive advisor to explore options for the registrant to commercialize its technology. Registrants 8-K dated January 22, 2003 is incorporated herein by reference


                            Press Release Exhibit "A"

Mediscience Technology Appoints Michael Engelhart to the Board of Directors


Cherry Hill, N.J., March 14, 2003, Mediscience Techology Corp.. (OTCBB: MDSC), a medical diagnostics device company, is pleased to announce that effective March 13, 2003 Michael Engelhart has been appointed to the Board of Directors.

Mr. Engelhart, 40, is the CEO of THM Group, LLC, a New Jersey based strategic consulting organization. THM Group was retained by Mediscience to evaluate and create alternative strategies in an effort too maximize shareholder value.

"We are pleased to add to our board someone with Michael's operational experience in running strategic and corporate development functions at both large and small diversified companies. Mediscience continued progress will require a continued focus on operational excellence as well as successful corporate development activities. Michael will bring a fresh perspective and a wealth of experience in ensuring that we make the best use of our capital," said Peter Katevatis, Esq., Chairman and CEO of Mediscience.


About Mediscience Technology

Mediscience Technology Corp. is engaged in the design and development of diagnostic medical devices that detect cancer using light induced native tissue fluorescence spectroscopy to distinguish between malignant and normal or benign tissue.

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This press release contains forward-looking statements involving risks and uncertainties that may cause actual results to differ materially from those indicated due to a number of factors. The Company's plans and objectives are based on assumptions involving judgments with respect to future economic, competitive, and regulatory and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Therefore, there can be no assurance that the forward-looking statement will prove to be accurate. The Company's documents filed with the SEC identify important factors that may cause the actual results to differ materially from those indicated by the forward-looking statements.

Contact Persons: THMGROUP LLC Michael Engelhart (201) 818 0050 mengelhart@thmgroup.com: Mediscience Technology Corp. Peter Katevatis Esq. Chairman/CEO (856) 428 7952 metpk@aol.com

For more information, visit the Company's website at www.medisciencetech.com.
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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                       MEDISCIENCE TECHNOLOGY CORPORATION




                               ss/Peter Katevatis
                          -----------------------------
                          Peter Katevatis, Chairman/CEO




                              Dated March 14, 2003



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